                             SUNAMERICA SERIES TRUST

                 SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 2006

Effective February 14, 2007, in the section titled "MANAGEMENT," under the heading "Information about the Investment Adviser and Manager," the portfolio management disclosure with respect to the High Yield Bond Portfolio is deleted in its entirety and replaced with the following disclosure:

         The High Yield Bond Portfolio is managed by a team including Bryan Petermann, John Yovanovic, CFA, and Tim Lindvall, CFA. The team members, in addition to their positions with AIG SAAMCo, a wholly-owned subsidiary of American International Group, Inc. ("AIG"), also have positions with AIG Global Investment Corp. ("AIGGIC"). AIGGIC is an indirect wholly-owned subsidiary of AIG and is part of AIG Global Investment Group ("AIGGIG"). Mr. Petermann is Managing Director and Head of High Yield Portfolio Management for AIGGIG. Mr. Petermann joined AIGGIG as a research analyst with the acquisition of American General Investment Management, L.P. ("AGIM") in 2001. He became a Portfolio Manager of high yield bonds for AIGGIG in October 2003. Mr. Yovanovic is Managing Director and Portfolio Manager for AIGGIG. Mr. Yovanovic joined AIGGIG with the acquisition of AGIM in 2001. He became a Portfolio Manager of high yield bonds for AIGGIG in September 2005. Previously, he was a senior high yield trader and research analyst. While in investment research, he served as the energy/utilities group head. Mr. Lindvall is Vice President and Portfolio Manager for AIGGIG. Mr. Lindvall joined AIGGIG in 2002 and became a Portfolio Manager in 2007. Prior to becoming a Portfolio Manager, he was a research analyst responsible for the exploration and production, oil field services, refining, pipeline, and electric sectors.


Dated:   February 20, 2007

Versions:     Class 1, Version A;
              Class 1, Version B;
              Combined Version 1;
              Combined Master; and
              Class 1 & 3, Version C1